UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2022

RAPID MICRO BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

1001 Pawtucket Boulevard West, Suite 280
Lowell, Massachusetts 01854
(Address of principal executive offices) (Zip Code)

978-349-3200
(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Class A Preferred Stock Purchase Rights		The Nasdaq Global Select Market
Class B Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2022, the Board of Directors of Rapid Micro Biosystems, Inc. (the “Company”) adopted a stockholder rights plan, as set forth in the Stockholder Rights Agreement, dated August 11, 2022, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”).  The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is included as Exhibit 4.1 and is incorporated herein by reference.

Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of (i) one preferred stock purchase right (a “Class A Right”) for each outstanding share of Class A Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) one preferred stock purchase right (a “Class B Right” and together with the Class A Rights, the “Rights”) for each outstanding share of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”), in each case, to stockholders of record as of the close of business on August 22, 2022 (the “Record Date”). In addition, one Class A Right will automatically attach to each share of Common Stock and one Class B Right will automatically attach to each share of Class B Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Class A Right entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Class A Unit”) of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Class A Preferred Stock”) at a cash exercise price of $26.00 per Class A Unit (the “Exercise Price”), and each Class B Right entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Class B Unit” and together with the Class A Units, the “Units”) of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Class B Preferred Stock” and together with the Class A Preferred Stock, the “Preferred Stock”) at the Exercise Price, each subject to adjustment, under certain conditions specified in the Rights Agreement and summarized below.

Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock outstanding as of, and issued subsequent to, the Record Date.  The Rights will separate from the Common Stock and Class B Common Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of such announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”).

For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of securities that are subject to a derivative transaction and acquired derivative securities.  Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of Common Stock or Class B Common Stock of the Company (or, in certain circumstances, including if there are insufficient shares of Common Stock or Class B Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”).  In the event that, at any time following the Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation, (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”).  The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right.  Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock, Class B Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Rights Agreement.  Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person.  After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends.  While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or for common stock of an acquiring company.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 11, 2023; provided that if the Company’s stockholders have not ratified the Rights Agreement by the close of business on the first day after the Company’s 2023 annual meeting of stockholders (including any adjournments or postponement thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

Item 2.02Financial Statements and Exhibits.

On August 12, 2022, the Company issued a press release announcing its financial results for its second quarter ended June 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On August 11, 2022, Board of Directors of the Company approved an organizational restructuring (the “Restructuring Plan”) to right-size its cost structure based on its lowered 2022 outlook. The Company will continue to invest in key growth initiatives including enhancing commercial execution and key product development programs that are expected to drive future revenue growth. The Restructuring Plan includes an approximately 20% reduction in the Company’s workforce, including employees, consultants and temporary employees, which is largely focused on non-commercial functions.

As a result of the Restructuring Plan, the Company expects to record a restructuring charge of approximately $1.5 million in the third quarter of fiscal year 2022, consisting of severance, employee benefits, outplacement and related costs, all of which are anticipated to be paid by the end of the second quarter of 2023. The Company expects the Restructuring Plan to result in approximately $8.0 - $9.0 million in annualized cost savings by the first quarter of 2023. These estimates of restructuring costs and annualized cost savings, as well as the timing thereof, are subject to a number of assumptions and actual results may differ.

Item 3.03. Material Modification to Rights of Security Holders.

The information in response to Item 1.01 is incorporated by reference in response to this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the organizational restructuring plan described in Item 2.05 above, on August 11, 2022, the Board of Directors of the Company approved a separation agreement to be entered into with Richard Keys (the “Separation Agreement”). Mr. Keys’ last date of employment with the Company as its Chief Commercial Officer was August 11, 2022 (the “Separation Date”). Pursuant to the Separation Agreement, Mr. Keys is entitled to receive $339,300, which equals 0.75 times his base salary, payable over nine months following the Separation Date, plus $60,622, which represents a pro-rata portion of his target bonus based on the Separation Date, and $36,540, which equals the portion of his base salary he would have earned during the 30 day period following the Separation Date. Subject to Mr. Keys’ proper election to receive benefits under COBRA, the Company will also pay up to nine months of each COBRA premium payment equal to such health insurance premium cost as of the Separation Date (or until Mr. Keys becomes eligible for alternative health benefits from a subsequent employer or ineligible for COBRA, if earlier). The Separation Agreement also contains non-disparagement, cooperation and noncompetition covenants, a reaffirmation of Mr. Keys’ confidentiality and nonsolicitation obligations to the Company and a general release of claims by Mr. Keys.

The foregoing summary is not complete and is qualified in its entirety by the Separation Agreement, a copy of which the Company intends to file with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board of Directors of the Company approved Certificates of Designations of Series A Junior Participating Cumulative Preferred Stock and Series B Junior Participating Cumulative Preferred Stock (the “Certificates of Designations”). The Certificates of Designations will be filed with the Secretary of State of the State of Delaware and will become effective on August 12, 2022. The Certificates of Designations are included as Exhibit 3.1 and Exhibit 3.2 and are incorporated herein by reference. The description of the Series A Junior Participating Cumulative Preferred Stock and Series B Junior Participating Cumulative Preferred Stock in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 12, 2022, the Company announced that its Board of Directors initiated a review of strategic alternatives and unanimously rejected an unsolicited non-binding proposal from Kennedy Lewis Investment Management LLC to acquire all of the outstanding shares of the Company for $5.00 per share cash. A copy of the press release announcing the items described in this Current Report on Form 8-K is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1

Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock of Rapid Micro Biosystems, Inc. classifying and designating the Series A Junior Participating Cumulative Preferred Stock, filed as Exhibit 3.1 to the Company’s Registration Statement on Form 8-A on August 12, 2022 and incorporated herein by reference.

3.2

Certificate of Designations of Series B Junior Participating Cumulative Preferred Stock of Rapid Micro Biosystems, Inc. classifying and designating the Series B Junior Participating Cumulative Preferred Stock, filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A on August 12, 2022 and incorporated herein by reference.

4.1

Stockholder Rights Agreement, dated as of August 11, 2022, between Rapid Micro Biosystems, Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A on August 12, 2022 and incorporated herein by reference.

99.1*	Press Release of Rapid Micro Biosystems, Inc. dated August 12, 2022.
99.2*	Press Release of Rapid Micro Biosystems, Inc. dated August 12, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL).

*Furnished herewith

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, the Board of Directors’ review of strategic alternatives; the timing and anticipated results of the Company’s organizational restructuring plan; the estimated charges and costs expected to be incurred in connection with such restructuring; the Company’s planned investments in its growth initiatives and expectations regarding whether such investments will enhance commercial execution and product development programs to drive future revenue growth; and the projected cost savings resulting from the Company’s organizational restructuring plan.

In some cases, forward-looking statements can be identified by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the impact of macroeconomic volatility and COVID-19 and its variants on the Company’s business and operations, including further delays in placements and validation of new systems; the Company’s organizational restructuring plan, including a reduction in workforce, may not result in the anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt the Company’s business; the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operating results; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; its ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; risks relation to the exploration of strategic alternatives; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2022, as such factors may be updated from time to time in its other filings with the SEC. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: August 12, 2022	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer